Exhibit 21.1

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
1	AII 1, LLC	100	Connecticut	Voya Holdings Inc.
2	AII 2, LLC	100	Connecticut	Voya Holdings Inc.
3	AII 3, LLC	100	Connecticut	Voya Holdings Inc.
4	AII 4, LLC	100	Connecticut	Voya Holdings Inc.
5	Australia Retirement Services Holding, LLC	100	Delaware	Voya Institutional Plan Services, LLC
6	Directed Services LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
7	IB Holdings LLC	100	Virginia	Voya Holdings Inc.
8	IIPS OF FLORIDA, LLC	100	Florida	Voya Financial, Inc.
9	ILICA Inc.	100	Connecticut	Voya Holdings Inc.
10	ING Pomona Private Equity Management (Luxembourg) S.A.	100	Luxembourg	Voya Investment Management Alternative Assets LLC
11	Langhorne I, LLC	100	Missouri	Voya Holdings Inc.
12	Midwestern United Life Insurance Company	100	Indiana	Security Life of Denver Insurance Company
13	Opportunity Investor P Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
14	Opportunity Investor P Associates, L.P.	1	Delaware	Opportunity Investor P Secondary Associates, LLC
15	Opportunity Investor P Secondary Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
16	Pomona Associates IV LP	49	Delaware	Pomona G.P. Holdings LLC
17	Pomona Associates IV LP	1	Delaware	Pomona Secondary Associates IV LLC
18	Pomona Associates V, LP	49	Delaware	Pomona G.P. Holdings LLC
19	Pomona Associates V, LP	1	Delaware	Pomona Secondary Associates V LLC
20	Pomona Associates VI, LP	49	Delaware	Pomona G.P. Holdings LLC
21	Pomona Associates VI, LP	1	Delaware	Pomona Secondary Associates VI LLC
22	Pomona Associates VII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
23	Pomona Associates VII, L.P.	1	Delaware	Pomona Secondary Associates VII LLC
24	Pomona Capital Asia Limited	100	Hong Kong	Pomona Management LLC
25	Pomona Energy Partners US, L.P.	99.75	Delaware	Pomona Capital VII, L.P.
26	Pomona Energy Partners, L.P.	100	Delaware	Pomona Associates VII, L.P.
27	Pomona Europe Advisers Limited	100	United Kingdom	Pomona Europe, Ltd.
28	Pomona Europe, Ltd.	100	United Kingdom	Pomona Management LLC
29	Pomona G.P. Holdings LLC	50	Delaware	Voya Pomona Holdings LLC
30	Pomona Holdings Associates II, LLC	100	Delaware	Pomona Primary Associates II LLC
31	Pomona Holdings Associates III LLC	100	Delaware	Pomona Primary Associates III LLC
32	Pomona Investors II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
33	Pomona Investors II, L.P.	1	Delaware	Pomona Primary Associates II LLC
34	Pomona Investors III, L.P.	49	Delaware	Pomona G.P. Holdings LLC
35	Pomona Investors III, L.P.	1	Delaware	Pomona Primary Associates III LLC
36	Pomona Investors IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
37	Pomona Investors IV, L.P.	1	Delaware	Pomona Primary Associates IV LLC
38	Pomona Investors V L.P.	49	Delaware	Pomona G.P. Holdings LLC
39	Pomona Investors V L.P.	1	Delaware	Pomona Primary Associates V LLC
40	Pomona Management LLC	100	Delaware	Voya Pomona Holdings LLC
41	Pomona Primary Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
42	Pomona Primary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
43	Pomona Primary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
44	Pomona Primary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
45	Pomona Secondary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
46	Pomona Secondary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
47	Pomona Secondary Associates VI LLC	100	Delaware	Pomona G.P. Holdings LLC
48	Pomona Secondary Associates VII LLC	100	Delaware	Pomona G.P. Holdings LLC
49	Pomona Secondary Associates VIII, LLC	100	Delaware	Pomona G.P. Holdings LLC
50	Pomona Secondary Co-Investment Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
51	Pomona Secondary Co-Investment Associates, LP	1	Delaware	Pomona Secondary Co-Investment Associates, LLC
52	Pomona Secondary Co-Investment Associates, LP	49	Delaware	Pomona G.P. Holdings LLC
53	Pomona Voya (US) Holdings Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
54	Pomona Voya (US) Holdings Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
55	Pomona Voya (US) Holdings Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
56	Pomona Voya (US) Holdings Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
57	Pomona Voya (US) Holdings Associates III LP	1	Delaware	Pomona Voya (US) Holdings Associates III LLC
58	Pomona Voya (US) Holdings Associates III LP	49	Delaware	Pomona G.P. Holdings LLC
59	Pomona Voya (US) Holdings Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
60	Pomona Voya (US) Holdings Associates IV, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
61	Pomona Voya (US) Holdings Associates V, LLC	100	Delaware	Pomona G.P. Holdings LLC
62	Pomona Voya (US) Holdings Associates, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates LLC
63	Pomona Voya (US) Holdings Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
64	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.

		Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
65		Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
66		Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
67		Pomona Voya (US) Holdings Co-Investment Associates L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
68		Pomona Voya (US) Holdings Co-Investment Associates L.P.	49	Delaware	Pomona G.P. Holdings LLC
69	7	Pomona Voya (US) Holdings Co-Investment II, L.P.	33.97	Delaware	Security Life of Denver Insurance Company
70		Pomona Voya (US) Holdings Co-Investment II, L.P.	17.98	Delaware	ReliaStar Life Insurance Company
71		Pomona Voya (US) Holdings Co-Investment II, L.P.	25.97	Delaware	Voya Insurance and Annuity Company
72		Pomona Voya (US) Holdings Co-Investment II, L.P.	0.1	Delaware	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.
73		Pomona Voya (US) Holdings Co-Investment II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
74		Pomona Voya (US) Holdings Co-Investment II, L.P.	21.98	Delaware	Voya Retirement Insurance and Annuity Company
75		Pomona Voya (US) Holdings IV, L.P.	18.91	Delaware	Security Life of Denver Insurance Company
76		Pomona Voya (US) Holdings IV, L.P.	9.99	Delaware	ReliaStar Life Insurance Company
77		Pomona Voya (US) Holdings IV, L.P.	12.84	Delaware	Voya Insurance and Annuity Company
78		Pomona Voya (US) Holdings IV, L.P.	0.11	Delaware	Pomona Voya (US) Holdings Associates IV, L.P.
79		Pomona Voya (US) Holdings IV, L.P.	11.77	Delaware	Voya Retirement Insurance and Annuity Company
80		Pomona Voya (US) Holdings V L.P.	22.64	Delaware	Security Life of Denver Insurance Company
81		Pomona Voya (US) Holdings V L.P.	26.64	Delaware	ReliaStar Life Insurance Company
82		Pomona Voya (US) Holdings V L.P.	17.32	Delaware	Voya Insurance and Annuity Company
83		Pomona Voya (US) Holdings V L.P.	0.1	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
84		Pomona Voya (US) Holdings V-A, L.P.	0.1	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
85		Pomona Voya (US) Holdings V-A, L.P.	32.69	Delaware	Voya Retirement Insurance and Annuity Company
86		Pomona Voya (US) Holdings V-A, L.P.	21.8	Delaware	Security Life of Denver Insurance Company
87		Pomona Voya (US) Holdings V-A, L.P.	27.25	Delaware	ReliaStar Life Insurance Company
88		Pomona Voya (US) Holdings V-A, L.P.	18.16	Delaware	Voya Insurance and Annuity Company
89		Pomona Voya Asia Pacific Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
90		Pomona Voya Asia Pacific Associates, L.P.	1	Delaware	Pomona Voya Asia Pacific Associates, LLC

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
91	Pomona Voya Asia Pacific Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
92	Rancho Mountain Properties, Inc.	100	Delaware	Voya II Custom Investments LLC
93	ReliaStar Life Insurance Company	100	Minnesota	Voya Holdings Inc.
94	ReliaStar Life Insurance Company of New York	100	New York	ReliaStar Life Insurance Company
95	Roaring River II, Inc.	100	Arizona	Security Life of Denver International Limited
96	Roaring River IV Holding, LLC	100	Delaware	Security Life of Denver Insurance Company
97	Roaring River IV, LLC	100	Missouri	Roaring River IV Holding, LLC
98	Roaring River, LLC	100	Missouri	ReliaStar Life Insurance Company
99	Security Life Assignment Corporation	100	Colorado	Voya Financial, Inc.
100	Security Life of Denver Insurance Company	100	Colorado	Voya Financial, Inc.
101	Security Life of Denver International Limited	100	Arizona	Voya Financial, Inc.
102	SLDI Georgia Holdings, Inc.	100	Georgia	Roaring River II, Inc.
103	The New Providence Insurance Company, Limited	100	Cayman Island	IB Holdings LLC
104	The Voya Proprietary Alpha Fund, LLC	36.6	Delaware	Security Life of Denver Insurance Company
105	The Voya Proprietary Alpha Fund, LLC	30.2	Delaware	ReliaStar Life Insurance Company
106	The Voya Proprietary Alpha Fund, LLC	32.2	Delaware	Voya Insurance and Annuity Company
107	The Voya Proprietary Alpha Fund, LLC	1	Delaware	Voya Alternative Asset Management LLC
108	Voya Alternative Asset Management Ireland Limited	100	Ireland	Voya Investment Management Alternative Assets LLC
109	Voya Alternative Asset Management LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
110	Voya America Equities, Inc.	100	Colorado	Security Life of Denver Insurance Company
111	Voya Capital, LLC	100	Delaware	Voya Investment Management LLC
112	Voya Custom Investments LLC	100	Delaware	Roaring River II, Inc.
113	Voya Financial Advisors, Inc.	100	Minnesota	Voya Holdings Inc.
114	Voya Financial Partners, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
115	Voya Financial Products Company, Inc.	100	Delaware	Voya Financial, Inc.
116	Voya Funds Services, LLC	100	Delaware	Voya Capital, LLC
117	Voya Furman Selz Investments III LLC	95.81	Delaware	Voya Investment Management Alternative Assets LLC
118	Voya Holdings Inc.	100	Connecticut	Voya Financial, Inc.
119	Voya II Custom Investments LLC	100	Delaware	SLDI Georgia Holdings, Inc.
120	Voya Institutional Plan Services, LLC	100	Delaware	Voya Holdings Inc.

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
121	Voya Institutional Trust Company	100	Connecticut	Voya Holdings Inc.
122	Voya Insurance and Annuity Company	100	Iowa	Voya Holdings Inc.
123	Voya Insurance Solutions, Inc.	100	Connecticut	Voya Holdings Inc.
124	Voya International Nominee Holdings, Inc.	100	Connecticut	Voya Holdings Inc.
125	Voya Investment Management (Bermuda) Holdings Limited	100	Bermuda	Voya Investment Management Co. LLC
126	Voya Investment Management (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
127	Voya Investment Management Alternative Assets LLC	100	Delaware	Voya Investment Management LLC
128	Voya Investment Management Co. LLC	100	Delaware	Voya Investment Management LLC
129	Voya Investment Management LLC	100	Delaware	Voya Holdings Inc.
130	Voya Investment Trust Co.	100	Connecticut	Voya Investment Management Co. LLC
131	Voya Investments Distributor, LLC	100	Delaware	Voya Funds Services, LLC
132	Voya Investments, LLC	100	Arizona	Voya Funds Services, LLC
133	Voya Multi-Strategy Opportunity Fund LLC	100	Delaware	Voya Alternative Asset Management LLC
134	Voya Payroll Management, Inc.	100	Delaware	Voya Financial, Inc.
135	Voya Pomona Asia Pacific G.P. Limited	100	Hong Kong	Pomona Voya Asia Pacific Associates, L.P.
136	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	43.56	Delaware	Security Life of Denver Insurance Company
137	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	25.74	Delaware	Voya Insurance and Annuity Company
138	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	1	Delaware	Voya Pomona Asia Pacific G.P. Limited
139	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	29.7	Delaware	Voya Retirement Insurance and Annuity Company
140	Voya Pomona Holdings LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
141	Voya Realty Group LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
142	Voya Retirement Advisors, LLC	100	New Jersey	Voya Institutional Plan Services, LLC
143	Voya Retirement Insurance and Annuity Company	100	Connecticut	Voya Holdings Inc.
144	Voya Services Company	100	Delaware	Voya Financial, Inc.